Parametric Market Neutral Fund
Supplement to
Prospectus dated March 1, 2014 and
Summary Prospectus dated March 1, 2014

At a meeting held on August 11, 2014, the Board of Trustees of the Fund approved the liquidation of the Fund, which is expected to take place on or about September 19, 2014.

August 11, 2014	8.11.14